USAA                         USAA MUTUAL FUND, INC.
EAGLE                          Income Stock Fund
LOGO
                        SUPPLEMENT DATED AUGUST 17, 1998
                               TO THE PROSPECTUS
                             DATED DECEMBER 1, 1997


Page 9 of the Prospectus under the heading Portfolio Manager is amended to reflect the following change.

Portfolio Manager

After 24 years of service with USAA Investment Management Company, Harry W. Miller, the Fund's portfolio manager, is retiring. Mr. Miller served as the Fund's portfolio manager from January 1989 through August 17, 1998. Effective August 17, 1998, the Fund is managed by a team of portfolio managers who are responsible for the day-to-day management of the Fund's portfolio. The team meets regularly to review the portfolio holdings of the Fund and will make adjustments when appropriate to keep the Fund in line with its investment objective.



                                                                     32904-0898

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USAA                         USAA MUTUAL FUND, INC.
EAGLE      Aggressive Growth Fund                Income Fund
LOGO       Growth Fund                           Short-Term Bond Fund
           Growth and Income Fund                Money Market Fund
           Income Stock Fund

                        SUPPLEMENT DATED AUGUST 27, 1998
                  TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 1997


Page 9 of the Statement of Additional Information under the heading INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS) has been amended to add the Income Fund to the list of funds that may invest their assets in equity securities of REITs.

                                                                     32997-0898
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